UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): January 16, 2008

MISSION BROADCASTING, INC.

(Exact Name of Registrant as Specified in its Charter )

Delaware	333-62916-02	51-0388022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7650 Chippewa Road, Suite 305

Brecksville, Ohio 44141

(Address of Principal Executive Offices, including Zip Code)

(440) 526-2227

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 16, 2008, Mission Broadcasting, Inc. (“Mission”) completed the acquisition of substantially all the assets of KTVE, the NBC affiliate serving the Monroe, Louisiana / El Dorado, Arkansas market for total consideration of $7.8 million, exclusive of transaction costs, from Piedmont Television Holdings LLC (“Piedmont”) and three of its subsidiaries. Pursuant to the terms of the asset purchase agreement, Mission made a down payment of $0.4 million against the purchase price on June 27, 2007 and paid the remaining $7.4 million on January 16, 2008, exclusive of transaction costs, using cash on hand and borrowings under its senior secured credit facility.

Prior to January 16, 2008, no material relationship existed between Mission and Piedmont.

Item 8.01.	Other Events

On January 16, 2008, Mission entered into a shared services agreement (“SSA”) and a joint sales agreement (“JSA”) with Nexstar Broadcasting, Inc. (“Nexstar”), pursuant to which Nexstar’s station KARD, the Fox affiliate in the Monroe, Louisiana / El Dorado, Arkansas market, provides local news, sales and other non-programming services to KTVE. The terms of the SSA and JSA with Nexstar are for 10 years and may be extended automatically for an additional 10-year term unless the agreements are otherwise terminated.

On January 16, 2008, Mission also entered into an option agreement with Nexstar, pursuant to which Mission’s sole shareholder has granted Nexstar an option to acquire the assets and assume the liabilities of KTVE, subject to consent of the Federal Communications Commission. The term of the option agreement is for 9 years and is freely exercisable or assignable by Nexstar without consent or approval by Mission’s sole shareholder.

Prior to January 16, 2008, Nexstar had an SSA and a JSA with Piedmont Television of Monroe/El Dorado LLC, the licensee of KTVE, pursuant to which KTVE provided local news, sales and other non-programming services to Nexstar’s station KARD. The SSA and JSA among Nexstar and KTVE terminated effective with Mission’s acquisition of KTVE.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements and other financial information required by this Item 9 will be filed no later than 71 days after the date by which this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9 will be filed no later than 71 days after the date by which this Current Report on Form 8-K was required to be filed.

(c) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of June 27, 2007 (entered into by Mission Broadcasting, Inc. on June 27, 2007), by, between and among Mission Broadcasting Inc. and Piedmont Television Holdings LLC, Piedmont Television Communications LLC, Piedmont Television of Monroe/El Dorado LLC and Piedmont Television of Monroe/El Dorado License LLC. (Incorporated by reference to Exhibit 2.1 to the Quarterly Report on Form 10-Q for the period ended June 30, 2007 (File No. 333-62916-02) filed by Mission Broadcasting, Inc. on August 8, 2007)

8.1	Agreement for Sale of Commercial Time, dated as of January 16, 2008, by and between Mission Broadcasting, Inc. and Nexstar Broadcasting, Inc. (KTVE-KARD). *

8.2	Shared Services Agreement, dated as of January 16, 2008, by and between Mission Broadcasting, Inc. and Nexstar Broadcasting, Inc. (KTVE-KARD).*

8.3	Option Agreement, dated as of January 16, 2008, among Mission Broadcasting, Inc., David Smith and Nexstar Broadcasting, Inc.*

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION BROADCASTING, INC.

	By:	/s/ David S. Smith
Date: January 22, 2008	Name:	David S. Smith
	Title:	President and Treasurer
(Principal Executive Officer and Principal Financial and Accounting Officer)